SECURITIES AND EXCHANGE COMMISSION

washington, d.c.  20549



_________

FORM 8-k



CURRENT REPORT



PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934





March 31, 1995

Date of Earliest Event Reported





CHEVY CHASE MASTER CREDIT CARD TRUST

(Exact Name of Registrant as Specified in Charter)



Maryland  33-81786  52-0897004(State or Other Jurisdiction of
Incorporation)

(Commission  File Number)     (IRS Employer Identification No.)



c/o Chevy Chase Bank, F.S.B., as Servicer

8401 Connecticut Avenue

Chevy Chase, Maryland  20815

(Address of Principal Executive Offices)  (Zip Code)



Servicer's telephone number, including area code:  (301) 986-7000



Exhibit Index is located on page 4.Item 5.   Other Events.

The Amended and Restated Pooling and Servicing Agreement dated as of August

1, 1994, relating to the Chevy Chase Master Credit Card Trust
(the "Agreement")

was amended by the Third Amendment to the Agreement dated as of July 1, 1996.

The Agreement previously was amended by a Second Amendment to the Agreement dated as of March 31, 1995.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.



(c)  Exhibits



Exhibit No.  Exhibit

Exhibit 4.13  -- Second Amendment to the Pooling and

Servicing Agreement relating to Chevy

Chase Master Credit Card Trust

Exhibit    4.14  -- Third Amendment to the Pooling and

Servicing Agreement relating to Chevy

Chase Master Credit Card Trust



SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



CHEVY CHASE MASTER CREDIT  CARD TRUST



By:  CHEVY CHASE BANK, F.S.B.,  as Servicer



Date: August 14, 1996    By:  /s/ Mark A. Holles____  Mark A. Holles

Vice President



INDEX TO EXHIBITS



Exhibit     Sequentially

Number   Exhibit  Numbered Page



4.13  cond Amendment to the Pooling and Servicing   5

Agreement relating to Chevy Chase Master

Credit Card Trust



4.14  Third Amendment to the Pooling and Servicing  9

Agreement relating to Chevy Chase Master

Credit Card TrustExhibit 4.13

SECOND AMENDMENT

TO

THE CHEVY CHASE MASTER CREDIT CARD TRUST

AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT



THIS SECOND AMENDMENT TO THE CHEVY CHASE MASTER CREDIT

CARD TRUST AMENDED AND RESTATED POOLING AND SERVICING

AGREEMENT, dated as of March 31, 1995 (this "Second Amendment") is by and between CHEVY CHASE BANK, F.S.B., a federally chartered stock savings bank, as Seller and Servicer, and BANKERS TRUST COMPANY, as Trustee

under the Amended and Restated Pooling and Servicing Agreement, dated as of September 28, 1994, amending and restating in full the Amended and

Restated Pooling and Servicing Agreement dated August 1, 1994, in turn amending and restating in full the Pooling and Servicing
Agreement dated as

of March 1, 1994 between Chevy Chase Bank, F.S.B., as Seller and
Servicer,

and the Trustee (the "Agreement").

WHEREAS Section 13.01(a) of the Agreement permits amendment of the Agreement on the terms and conditions therein specified:



WHEREAS the Seller and Servicer and the Trustee wish to amend the

Agreement as provided herein;



WHEREAS pursuant to a Transfer and Assignment Agreement dated as of

September 29, 1994 between the Seller and CCB Holding
Corporation, a

Delaware corporation that is wholly owned by the Seller, the Seller has agreed not to amend the Agreement without the consent of CCB
Holding

Corporation;



Whereas CCB; Holding Corporation, by its signature hereto, hereby consents to the amendment to the Agreement as provided herein;



NOW THEREFORE, in consideration of the premises and the agreements contained herein, the parties hereto agree as follows:



SECTION 1.  Amendment of Section 2.07(c). Section 2.07(c) of the

Agreement shall be amended by adding the following sentence at the end of such Section:



Notwithstanding the foregoing or any provision of this Agreement
(including

without limitation those cited in this Section 2.07(c)), the Seller's Interest represented by the Seller Certificate (or any interest therein) may not be transferred, assigned, exchanged or otherwise conveyed or pledged,

hypothecated or otherwise subjected to any security interest (by operation of law or otherwise), to the extent of 85% of the greater of the Seller Amount and the Required Seller Amount (the "Nontransferable Seller's
Interest"), and

any such transfer, assignment, exchange or other conveyance or pledge,

hypothecation or grant of a security interest shall be null and void; provided,

however, that this prohibition shall not preclude any transfer of the

Nontransferable Seller's Interest in accordance with any transaction permitted by Section 7.02 or 7.05 of this Agreement and as provided in
Section 2.08(f)

and 6.03 of this Agreement to Chevy Chase Bank, F.S.B. or to direct or indirect wholly-owned subsidiaries of Chevy Chase Bank, F.S.B., so long as the written consent of each of the following Persons, which consent may be granted or withheld in the sole discretion of each such Person (the

"Consent"), is obtained prior to the transfer: (1) the Consent of Chevy Chase

Bank, F.S.B., in its capacity as holder of the "seller participation certificate"

as defined in the Chevy Chase Credit Card Trust 1993-A Pooling and

Servicing Agreement between Chevy Chase Bank, F.S.B. and Bankers

Trust Company dated as of March 19, 1993, or any successor holder of such seller participation certificate, (2) the Consent of' Chevy
Chase Bank,

F.S.B., in its capacity as holder of the "seller participation certificate" as defined in the Chevy Chase Credit Card Trust 1993-B Pooling and
Servicing

Agreement between Chevy Chase Bank, F.S.B. and Bankers Trust
Company

dated as of August 20, 1993, or any successor holder of such seller participation certificate, (3) the Consent of CCB Holding
Corporation, in its

capacity as holder of the "seller certificate" as defined in this Agreement, or any successor holder of an interest in such seller certificate, and (4) the Consent of the trustee under the Chevy Chase 1995-A Spread Account
Trust, on behalf

of such trust, and confirmation that such trustee has obtained the Consent of

"RACES certificateholders" owning not less than 51 % of the "undivided interest" in the "outstanding principal amount" of the "RACES certificates"

as defined in the Chevy Chase 1995-A Spread Account Trust
Agreement

between Chevy Chase Bank, F.S.B. and Bankers Trust Company dated as of March 31, 1995.



SECTION 2.  Amendment of Section 7.04.  Section 7.04 of the
Agreement

shall be amended by deleting the current Section 7.04 and substituting in its place the following:



Section 7.04. Liabilities. Notwithstanding any other provision of this

Agreement, by entering into this Agreement, the Seller and the holder of the Seller Certificate agree to be liable, directly to the injured party, for the entire amount of any losses, claims, damages or liabilities
(other than those

incurred by an Investor Certificateholder in the capacity of an investor in the

Investor Certificates) arising out of or based on the arrangement created by each of this Agreement, any Series Enhancement and the actions of the

Servicer taken pursuant hereto as though this Agreement and any Series

Enhancement created a partnership under the New York Uniform
Partnership

Act in which the Seller and the holder of the Seller Certificate were general partners.  In the event of the appointment of a Successor
Servicer, the

Successor Servicer will (from its own assets and not the assets of the Trust)

indemnify and hold harmless the Seller and the holder of the Seller Certificate against and from any losses, claims, damages and liabilities of the Seller and the holder of the Seller Certificate as described in this Section arising from the actions or omissions of such Successor Servicer.



SECTION 3. Effectiveness. The amendments provided for by this Second

Amendment shall become effective as of the day and year first above written upon the occurrence of each of the following events:



(a) The Rating Agency Condition shall have been satisfied with respect to this Second Amendment.



(b)  The Seller shall have delivered to the Trustee an Officer's
Certificate

to the effect that the Seller reasonably believes that the amendments to the

Agreement effected by this Second Amendment will not adversely affect in any material respect the interests of any Investor
Certificateholder.



(c) The Servicer shall have delivered to the Trustee and any Series Enhancer entitled thereto pursuant to the relevant Supplement an Opinion of Counsel pursuant to Section 13.02(d)(i) of the Agreement to the effect specified in

Exhibit H-I of the Agreement.



(d) The Trustee, the Seller and the Servicer shall have received counterparts of' this Second Amendment, duly executed by the parties hereto.



SECTION 4.  Agreement in Full Force and Effect as Amended.
Except as

specifically amended hereby, all of the terms and conditions of the Agreement shall remain in full force and effect. All references to the Agreement in any other document or instrument shall be deemed to mean the Agreement as amended by this Second Amendment. This Second Amendment shall not constitute a novation of the Agreement, but shall constitute in amendment thereof.



SECTION 5. Counterparts. This Second Amendment may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.



SECTION 6.  Governing Law.  THIS SECOND AMENDMENT SHALL BE

CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF

NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW

PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF

THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE

WITH SUCH LAWS.



SECTION 7. Defined Terms. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Agreement.



IN WITNESS WHEREOF, the Seller, CCB Holding Corporation, the
Servicer

and the Trustee have caused this Second Amendment to be duly executed by their respective officers as of the day and year first above written.



CHEVY CHASE BANK, F.S.B.

as Seller and Servicer,





By:  /s/ Maurice L. Fingeret

Name:  Maurice L. Fingeret

Title:  Vice President





BANKERS TRUST COMPANY,

as Trustee





By:  /s/ Louis Bodi

Name:  Louis Bodi

Title:  Assistant Vice President





CCB HOLDING CORPORATION





By:  /s/ Jessica L. Parker

Name:  Jessica L. Parker

Title:  President





Exhibit 4.13

THIRD AMENDMENT

TO

THE CHEVY CHASE MASTER CREDIT CARD TRUST

AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT

THIS THIRD AMENDMENT TO THE CHEVY CHASE MASTER

CREDIT CARD TRUST AMENDED AND RESTATED POOLING AND

SERVICING AGREEMENT, dated as of July 1, 1996 (this "Third

Amendment") is by and between CHEVY CHASE BANK, F.S.B., a federally chartered stock savings bank, as Seller and Servicer, and BANKERS TRUST

COMPANY, as Trustee under the Amended and Restated Pooling and

Servicing Agreement dated August 1, 1994, which amended and restated

in full the Pooling and Servicing Agreement dated as of March 1,
1994

between Chevy Chase Bank, F.S.B., as Seller and Servicer, and the Trustee,

and was amended by the First Amendment dated as of September 28,
1994

and the Second Amendment dated as of March 31, 1995 (as amended and supplemented as of the date hereof and from time to time hereafter, the

"Agreement").



WHEREAS Section 13.01(a) of the Agreement permits amendment of the

Agreement on the terms and conditions therein specified;



WHEREAS the parties hereto wish to amend the Agreement as provided herein;

WHEREAS pursuant to a Transfer and Assignment Agreement dated as of September 29, 1994, as amended and supplemented as of the date hereof and from time to time hereafter, between the Seller and CCB
Holding

Corporation, a Delaware corporation that is wholly owned by the Seller,

the Seller has agreed not to amend the Agreement without the consent of

CCB Holding Corporation;



WHEREAS CCB Holding Corporation, by its signature hereto, hereby consents to the amendment to the Agreement as provided herein;



NOW THEREFORE, in consideration of the premises and the agreements contained herein, the parties hereto agree as follows:



SECTION 1.    Addition of Section 6.16.  Article VI of the
Agreement shall

be amended by adding the following Section 6.16 to the end of
ARTICLE VI:



Section 6.16. Minimum Interest. Except as otherwise provided in the second sentence of this Section 6.16, and notwithstanding any other provision of this

Agreement, each interest in the Trust or the Trust Assets, as the case may be,

(i) shall have an initial offering price of at least $20,000, and (ii) may not be subdivided for resale into interests the initial offering price of which would have been less than $20,000. The preceding sentence shall not apply to any interest in the Trust represented by any series or class of Investor Certificates,

or any other interest in the Trust or the Trust Assets, as applicable, as to which the Seller shall have provided to the Trustee an Opinion of Counsel dated as of the date of issuance of such series, class or other interest (or, at the Seller's option, at a later date) to the effect that such series, class or other interest will be treated as debt or otherwise not an equity interest in the Trust or the Trust Assets, as applicable, for federal income tax purposes.



SECTION 2. Effectiveness. The amendments provided for by this Third

Amendment shall become effective as of the day and year first above written upon the occurrence of each of the following events:



(a) The Rating Agency Condition shall have been satisfied with respect to this Third Amendment.



(b)  The Seller shall have delivered to the Trustee an Officer's
Certificate to

the effect that the Seller reasonably believes that the amendment to the

Agreement effected by this Third Amendment will not adversely affect in any material respect the interests of any Investor
Certificateholder.



(c) The Servicer shall have delivered to the Trustee and any Series

Enhancer entitled thereto pursuant to the relevant Supplement an Opinion of Counsel pursuant to Section 13.02(d)(i) of the Agreement to the effect specified in Exhibit H-1 of the Agreement.



(d) The Trustee, the Seller and the Servicer shall have received counterparts of this Third Amendment, duly executed by the parties hereto.



SECTION 3.  Agreement in Full Force and Effect as Amended.
Except as

specifically amended hereby, all of the terms and conditions of the Agreement shall remain in full force and effect. All references to the Agreement in any other document or instrument shall be deemed to mean the Agreement as amended by this Third Amendment. This Third Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof.



SECTION 4. Counterparts. This Third Amendment may be executed in any number of counterparts and by separate parties hereto on separate counterparts,

each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.



SECTION 5.  Governing Law.  THIS THIRD AMENDMENT SHALL BE

CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF

NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW

PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF

THE PARTIES HEREUNDER SHALL BE DETERMINED IN

ACCORDANCE WITH SUCH LAWS.



SECTION 6.  Defined Terms.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the

Agreement.IN WITNESS WHEREOF, the Seller, the Servicer and the

Trustee have caused this Third Amendment to be duly executed by their respective officers as of the day and year first above written.

CHEVY CHASE BANK, F.S.B.,

as Seller and Servicer





By:/s/ Mark A. Holles

Mark A. Holles

Vice President and Assistant Treasurer





BANKERS TRUST COMPANY,

as Trustee





By:  /s/ Melissa Kaye-Adelson

Melissa Kaye-Adelson

Vice President



Accepted and consented to as of the 1st day of July, 1996



CCB HOLDING CORPORATION





By:  /s/ Jessica L. Parker

Jessica L. Parker

President